SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of February 1, 2006, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-AM1)

Mortgage Asset Securitization Transactions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124678-20	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Completion of Acquisition or Disposition of Assets

Item 2.01. Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On February 27, 2006, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2006-AM1, Mortgage Pass-Through Certificates, Series 2006-AM1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer” and “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class M-12 Certificates” “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $423,811,810.41 as of February 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment, Assumption and Recognition Agreement, dated as of February 17, 2006 (the “Assignment Agreement”), among Ocwen Mortgage Asset Trust I (“Ocwen”), the Depositor and the Aames Capital Corp. The Class A-1 Certificates, Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated February 17, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance(1)
Class A-1	Variable(2)	$190,635,000.00
Class A-2	Variable(2)	$48,878,000.00
Class A-3	Variable(2)	$62,409,000.00
Class A-4	Variable(2)	$20,810,000.00
Class M-1	Variable(2)	$15,469,000.00
Class M-2	Variable(2)	$14,621,000.00
Class M-3	Variable(2)	$9,111,000.00
Class M-4	Variable(2)	$7,628,000.00
Class M-5	Variable(2)	$7,628,000.00
Class M-6	Variable(2)	$6,569,000.00
Class M-7	Variable(2)	$6,145,000.00
Class M-8	Variable(2)	$5,509,000.00
Class M-9	Variable(2)	$4,238,000.00
Class M-10	Variable(2)	$4,450,000.00
Class M-11	Variable(2)	$3,814,000.00
Class M-12	Variable(2)	$3,814,000.00
Class CE	Variable(3)	$12,083,710.41
Class P	N/A	$100.00
Class R	N/A	100.00%
Class R-X	N/A	100.00%

(1) Approximate.
(2) The pass-through rate on the offered certificates is based on one-month LIBOR plus an applicable margin and is subject to increase and a rate cap, as described in the prospectus supplement.
(3) The pass-through rate for the Class CE Certificates will be as described in the Pooling and Servicing Agreement.

The Certificates, other than the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-12 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 2, 2005 and the Prospectus Supplement, dated February 17, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-12 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer” and “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-AM1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 4, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:   /s/ Vadim Khoper
Name: Vadim Khoper
Title: Associate Director

By:   /s/ Anthony Beshara
Name: Anthony Beshara
Title: Associate Director

	Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer” and “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-AM1 Certificates.	7